Exhibit 10.30

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT

This AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 30, 2018, is made by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (“WFS”), WORLD FUEL SERVICES EUROPE, LTD., a corporation organized and existing under the laws of the United Kingdom (“WFS Europe”), and WORLD FUEL SERVICES (SINGAPORE) PTE LTD, a corporation organized and existing under the laws of the Republic of Singapore (“WFS Singapore”, and together with WFS and WFS Europe, each a “Borrower” and collectively the “Borrowers”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders generally (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., SINGAPORE BRANCH (“Bank of America Singapore”), in its capacity as administrative agent for the Singapore Term Loan Facility (in such capacity, the “Singapore Agent”), and each of the Lenders under the Fourth Amended Credit Agreement (defined below) (collectively, the “Lenders”) signatory hereto. Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C-BA Issuer, and the Lenders have entered into that Fourth Amended and Restated Credit Agreement dated as of October 10, 2013 (as amended by that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of January 30, 2015, that certain Amendment No. 2 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of October 26, 2016, that certain Amendment No. 3 to Fourth Amended and Restated Credit Agreement dated as of May 12, 2017, and as further amended, supplemented, restated or otherwise modified prior to the date hereof, the “Fourth Amended Credit Agreement”; references herein to the “Credit Agreement” shall mean the Fourth Amended Credit Agreement after giving effect to this Amendment);

WHEREAS, the Guarantors and the Administrative Agent entered into that Third Amended and Restated Guaranty Agreement dated as of October 10, 2013, pursuant to which the Guarantors agreed to guarantee payment of the Obligations;

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Fourth Amended Credit Agreement, as set forth herein;

WHEREAS, the Borrowers have elected, (a) pursuant to Section 2.05(a) of the Fourth Amended Credit Agreement, to prepay certain Term Loans in an amount not less than $300,000,000 (the “Specified Prepayment”), and (b) pursuant to Section 2.06(a) of the Fourth Amended Credit Agreement, to reduce the Aggregate Revolving Commitments such that immediately after giving

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effect to such reduction the Aggregate Revolving Commitments shall not exceed $1,160,000,000 (the “Specified Commitment Reduction”);

WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Fourth Amended Credit Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Fourth Amended Credit Agreement is amended as follows:
(a)    The following definition of “Benefit Plan” is hereby added to Section 1.02 of the Fourth Amended Credit Agreement in alphabetical order thereto:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
(b)    The following definition of “Fourth Amendment Effective Date” is hereby added to Section 1.02 of the Fourth Amended Credit Agreement in alphabetical order thereto:
“Fourth Amendment Effective Date” means January 30, 2018.
(c)    The following definition of “PTE” is hereby added to Section 1.02 of the Fourth Amended Credit Agreement in alphabetical order thereto:
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(d)    The definition of “Aggregate Revolving Commitments” in Section 1.02 of the Fourth Amended Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“Aggregate Revolving Commitments” means the Revolving Commitments of all of the Revolving Lenders. As of the Fourth Amendment Effective Date, the Aggregate Revolving Commitments equal $1,160,000,000.
(e)    The definition of “Consolidated EBITDA” in Section 1.02 of the Fourth Amended Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“Consolidated EBITDA” means, for any period, for WFS and its Restricted Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by WFS and its Restricted Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) other non-recurring expenses of WFS and its Restricted Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) other non-recurring cash expenses (including severance costs) of WFS and its Restricted Subsidiaries incurred in any fiscal quarter, in each case to the extent reducing Consolidated Net Income, publicly disclosed and set forth in reasonable detail in the Compliance Certificate for such period; provided that the expenses described in this clause (v) shall only be permitted to be added to Consolidated Net Income for such period to the extent such expenses collectively do not increase Consolidated EBITDA (measured before giving effect to this clause (v)) by more than 15% with respect to the period ending December 31, 2017, or 10% with respect to each period ending thereafter; and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of WFS and its Restricted Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, that, (x) any period that includes an Acquisition or Material Disposition such calculation shall be subject to the adjustments set forth in Section 1.08 and (y) “Consolidated EBITDA” for any such period shall include the aggregate amount of cash actually distributed by any Unrestricted Subsidiary to WFS or any of its Restricted Subsidiaries during such period.

(f)    The definition of “Consolidated Senior Leverage Ratio” in Section 1.02 of the Fourth Amended Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:
“Consolidated Senior Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Funded Indebtedness as of such date minus (ii) all Subordinated Debt as of such date minus (iii) all unrestricted cash, cash equivalents and short term investments of WFS and its Subsidiaries in excess of $25,000,000 as of such date, with the total amount included under this clause (iii) not to exceed $175,000,000 as of any date of determination to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended as of such date; provided, that, during any period that includes an Acquisition or Material Disposition such calculation shall be subject to the adjustments set forth in Section 1.08; provided further, that, for purposes of calculating the Consolidated Senior Leverage Ratio, the lesser of (i) $300,000,000 and (ii) the outstanding face amount of standby letters of credit issued for the account of WFS and its Restricted Subsidiaries as of such date shall be excluded from Consolidated Funded Indebtedness.
(g)    The definition of “Consolidated Total Leverage Ratio” in Section 1.02 of the Fourth Amended Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Funded Indebtedness as of such date minus (ii) all unrestricted cash, cash equivalents and short term investments of WFS and its Subsidiaries in excess of $25,000,000 as of such date, with the total amount included under this clause (ii) not to exceed $175,000,000 as of any date of determination to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended as of such date; provided, that, during any period that includes an Acquisition or Material Disposition such calculation shall be subject to the adjustments set forth in Section 1.08; provided further, that, for purposes of calculating the Consolidated Total Leverage Ratio, the lesser of (i) $300,000,000 and (ii) the outstanding face amount of standby letters of credit issued for the account of WFS and its Restricted Subsidiaries as of such date shall be excluded from Consolidated Funded Indebtedness.
(h)    Section 5.12 of the Fourth Amended Credit Agreement is hereby amended by adding the following clause (e) to the end of such Section:

(e)    On and as of the Fourth Amendment Effective Date, WFS is not and will not be (a) an employee benefit plan subject to Title I of ERISA, (b) a plan or account subject to Section 4975 of the Code; (c) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (d) a “governmental plan” within the meaning of ERISA.

(i)    The following Section 9.12 is hereby added to the Fourth Amended Credit Agreement immediately following Section 9.11 thereof (and each Lender party to this Amendment, by its execution of this Amendment hereby makes the representations and warranties contained in such Section):
9.12 ERISA Provisions.
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit, the Bankers’ Acceptance or the Commitments,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE

91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Bankers’ Acceptances, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, Bankers’ Acceptances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Bankers’ Acceptances, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that:
(i) none of the Administrative Agent, any Joint Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Bankers’ Acceptances, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Bankers’ Acceptances, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Bankers’ Acceptances, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v) no fee or other compensation is being paid directly to the Administrative Agent, any Joint Lead Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, Bankers’ Acceptances, the Commitments or this Agreement.
(c) The Administrative Agent and each Joint Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Bankers’ Acceptances, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit, the Bankers’ Acceptances or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

(j)    The form of Compliance Certificate attached as Exhibit E to the Fourth Amended Credit Agreement is hereby deleted in its entirety and replaced with the form of Compliance Certificate set forth on Annex II hereto in lieu thereof.
2.Application of Prepayment and Commitment Reduction.
(a) Each party hereto hereby agrees that the Specified Prepayment shall be applied to the principal repayment installments of the Term Loans in inverse order of maturity (including the final principal payment to be made on the Maturity Date) in accordance with Section 2.05(a) of the Credit Agreement; provided, however, that the Specified Prepayment shall only be applied as a prepayment of the Outstanding Amounts of the Domestic Term Loans and shall not be applied to the Outstanding Amounts of the Singapore Term Loans, and each of the Singapore Term Loan Lenders party hereto hereby waives, with respect to the Specified Prepayment, the requirement contained in Section 2.05(a)(iv) of the Credit Agreement that such Specified Prepayment be applied ratably to the Outstanding Amounts of the Domestic Term Loans and the Singapore Term Loans and agrees that the Specified Prepayment shall only be applied to the Outstanding Amounts of the Domestic Term Loans.

(b)    Each party hereto hereby agrees that the Specified Commitment Reduction shall be applied to the Aggregate Revolving Commitments in effect prior to giving effect to this Amendment on a pro rata basis.

(c)    After giving effect to the Specified Prepayment and the Specified Commitment Reduction, Schedule 2.01 of the Fourth Amended Credit Agreement will be replaced with the Schedule 2.01 attached hereto on Annex I.
3.Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Fourth Amended Credit Agreement herein provided shall be effective as of the date hereof upon each of the following conditions precedent having been satisfied (the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, each Guarantor, the Administrative Agent and the Required Lenders;

(b)    the Administrative Agent shall have received the Specified Prepayment; and

(c)    any fees and expenses payable to the Administrative Agent (unless waived by the Administrative Agent), (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4.Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Collateral Documents to which such Guarantor is a party and the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Collateral Documents and the Guaranty against such Guarantor in accordance with their respective terms.
5.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
a.The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
b.The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guaranty as a Guarantor;
c.This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
d.No Default or Event of Default has occurred and is continuing.
(a)    Entire Agreement. This Amendment is a Loan Document. This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.Compliance. The Borrowing Agent is hereby deemed to be in compliance with the notice provisions of (i) Section 2.05(a) of the Fourth Amended Credit Agreement in connection with the Specified Prepayment and (ii) Section 2.06(a) of the Fourth Amended Credit Agreement in connection with the Specified Commitment Reduction.
7.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
8.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
9.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
10.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
11.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
12.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
13.Syndication Agent. In connection with this Amendment and the Credit Agreement, on and after the date hereof, and subject to Section 9.08 of the Credit Agreement, TD Bank, N.A. shall serve as a Co-Syndication Agent rather than a Co-Documentation Agent.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

GUARANTORS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

DOMESTIC SUBSIDIARIES:

ADVANCE PETROLEUM, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ALTA FUELS, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ALTA TRANSPORTATION, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ASCENT AVIATION GROUP, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ASSOCIATED PETROLEUM PRODUCTS, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

BASEOPS INTERNATIONAL, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

COLT INTERNATIONAL, L.L.C.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

KROPP HOLDINGS, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

MULTI SERVICE TECHNOLOGY SOLUTIONS, INC.

By: /s/ Brandon C. Spear
Name: Brandon C. Spear
Title: President

PAPCO, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

THE HILLER GROUP INCORPORATED

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WESTERN PETROLEUM COMPANY

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

WORLD FUEL SERVICES COMPANY, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Vice President and Treasurer

WORLD FUEL SERVICES CORPORATE AVIATION SUPPORT SERVICES, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

FOREIGN SUBSIDIARIES:

FALMOUTH PETROLEUM LIMITED

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

GIB OIL (UK) LIMITED

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

HENTY OIL LIMITED

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

KINECT ENERGY AS

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

KINECT ENERGY GREEN SERVICES AS

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

By: /s/ Maria Charash Koundina
Name: Maria Charash Koundina
Title: Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

MS EUROPE B.V.

By: MUILTI SERVICE HOLDING B.V.,
Its Sole Managing Director

By: /s/ Martha Salinas
Name: Martha Salinas
Title: Managing Director

NORDIC CAMP SUPPLY APS

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

NORDIC CAMP SUPPLY, B.V.

By: /s/ Edwin Kuiper
Name: Edwin Kuiper
Title: Director

TOBRAS DISTRIBUIDORA DE COMBUSTÍVEIS LTDA.

By: /s/ Avel de Silva Leitao
Name: Abel da Silva Leitao
Title: Manager

TRAMP OIL (BRASIL) LTDA.

By: /s/ Marcio de Silva Minezes
Name: Marcio de Silva Minezes
Title: Manager

WFL (UK) LIMITED

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

WORLD FUEL SERVICES CANADA, ULC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director and Treasurer

WORLD FUEL SERVICES MÉXICO, S. DE R.L. DE C.V.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Attorney-in-fact

WORLD FUEL SERVICES TRADING DMCC

By: /s/ Riyan Qirbi
Name: Riyan Qirbi
Title: General Manager and Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Officer

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., SINGAPORE BRANCH, as Singapore Agent

By: /s/ Wynnie Lam
Name: Wynnie Lam
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Revolving Lender, Domestic Term Loan Lender, Swing Line Lender and L/C-BA Issuer

By: /s/ Julia Rocawich
Name: Julia Rocawich
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., SINGAPORE BRANCH, as Singapore Term Loan Lender

By: /s/ Chero Mui Leng
Name: Chero Mui Leng
Title: Director Wholesale Credit

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Revolving Lender, Domestic Term Loan Lender and L/C-BA Issuer

By: /s/ Peter Hart
Name: Peter Hart
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

HONGKONG & SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE, as a Singapore Term Loan Lender

By: /s/ Alan Turner
Name: Alan Turner
Title: Managing Director and
Head of Commercial Banking

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

TD BANK, N.A., as a Revolving Lender and
Domestic Term Loan Lender

By: /s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Gregory Roll
Name: Gregory Roll
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Revolving Lender and
Domestic Term Loan Lender

By: /s/ Millie Schild
Name: Millie Schild
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A. SINGAPORE BRANCH, as a Singapore Term Loan Lender

By: /s/ Millie Schild
Name: Millie Schild
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ John A. Horst
Name: John A. Horst
Title: Executive Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Donna DeMagistris
Name: Donna de Magistris
Title: Authorized Signatory

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ James Cullen
Name: James Cullen
Title: AVP

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, Cayman Islands Branch, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Melinda de la Vegas
Name: Melinda de la Vegas
Title: Assistant Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Richard J. Wernli
Name: Richard J. Wernli
Title: Managing Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

STANDARD CHARTERED BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Giancarlo Braccia
Name: Giancarlo Braccia
Title: Relationship Manager

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

BANKUNITED N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jose R. Valdes
Name: Jose R. Valdes
Title: EVP, Managing Director
(on behalf of Chuck Klenk)

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Joe K. Dancy
Name: Joe K. Dancy
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Gerald R. Finney, Jr.
Name Gerald R. Finney, Jr.
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

CITY NATIONAL BANK OF FLORIDA, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jose Mazariegos
Name: Jose Mazariegos
Title: SVP & Market Executive Central Florida

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

FLORIDA COMMUNITY BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Irene A. Marshall
Name: Irene A. Marshall
Title: Sr. V.P. and C&I Credit Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

BARCLAYS BANK PLC, as a Revolving Lender

By: /s/ Louise Brechin
Name: Louise Brechin
Title: Director
Executed in New York, NY

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Christopher Meade
Name: Christopher Meade
Title: Vice President

By: /s/ Alexander Birr
Name: Alexander Birr
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jonathan Hart
Name: Jonathan Hart
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jonathan James
Name: Jonathan James
Title: Managing Director

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIZENS BANK OF PENNSYLVANIA, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ William J. O’Meara
Name: William J. O’Meara
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

CAPITAL BANK-FIRST TENNESSEE BANK a division of FIRST NORIZON NATIONAL CORPORATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Dilian G. Schulz
Name: Dilian G. Schulz
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

RAYMOND JAMES BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jason Williams
Name: Jason Williams
Title: Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

SYNOVUS BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Lauren A. Falgiano
Name: Lauren A. Falgiano
Title: Senior Portfolio Manager

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

STIFEL BANK & TRUST, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 4 to Fourth Amended and Restated Credit Agreement
Signature Page

Annex I
SCHEDULE 2.01
COMMITMENTS;
APPLICABLE PERCENTAGES
AND PRO RATA TERM SHARES

Lender	Revolving Credit Commitment	Applicable Revolving Credit Percentage
Wells Fargo Bank, National Association	$109,162,413.03	9.410552848%
TD Bank, N.A.	$106,453,668.31	9.177040372%
Bank of America, N.A.	$103,067,737.37	8.885149773%
HSBC Bank USA, National Association	$103,067,737.37	8.885149773%
Credit Suisse AG, Cayman Islands Branch	$60,761,904.76	5.238095238%
Citibank, N.A.	$60,215,395.57	5.190982377%
JPMorgan Chase Bank, N.A.	$59,592,384.28	5.137274507%
Mizuho Bank, N.A.	$59,592,384.28	5.137274507%
Sumitomo Mitsui Banking Corporation	$59,592,384.28	5.137274507%
Standard Chartered Bank	$44,190,476.19	3.809523809%
PNC Bank, National Association	$43,339,915.85	3.736199642%
Branch Banking and Trust Company	$37,922,426.36	3.269174686%
SunTrust Bank	$32,504,936.88	2.802149731%
Fifth Third Bank	$32,504,936.88	2.802149731%
BankUnited N.A.	$31,421,438.99	2.708744741%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$30,744,252.80	2.650366621%
Regions Bank	$24,378,702.66	2.101612298%
Citizens Bank of Pennsylvania	$23,620,254.14	2.036228805%
Barclays Bank Plc	$23,015,873.02	1.984126984%
Comerica Bank	$21,128,208.97	1.821397325%
Capital Bank-First Tennessee Bank a division of First Horizon National Corporation	$18,961,213.18	1.634587343%
City National Bank of Florida	$15,168,970.55	1.307669875%
Florida Community Bank, N.A.	$13,543,723.70	1.167562388%
Israel Discount Bank of New York	$13,543,723.70	1.167562388%
Raymond James Bank, N.A.	$13,543,723.70	1.167562388%
Synovus Bank	$10,834,978.96	0.934049910%
Stifel Bank & Trust	$8,126,234.22	0.700537433%
Total	$1,160,000,000.00	100.000000000%

97592046_9

Lender	Domestic Term Loan Commitment	Pro Rata Term Share of Domestic Term Loan
Wells Fargo Bank, National Association	$51,219,178.53	10.431073480%
TD Bank, N.A.	$49,948,231.16	10.172237900%
Bank of America, N.A.	$48,359,546.96	9.848693439%
Sumitomo Mitsui Banking Corporation	$40,313,672.06	8.210105811%
HSBC Bank USA, National Association	$29,830,301.69	6.075108536%
Citibank, N.A.	$28,253,159.77	5.753914723%
JPMorgan Chase Bank, N.A.	$27,960,841.88	5.694382543%
Mizuho Bank, N.A.	$27,960,841.88	5.694382543%
PNC Bank, National Association	$20,335,157.73	4.141369122%
Branch Banking and Trust Company	$20,263,829.05	4.126842635%
SunTrust Bank	$15,251,368.30	3.106026842%
Fifth Third Bank	$15,251,368.30	3.106026842%
BankUnited N.A.	$14,742,989.35	3.002492612%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$14,425,252.52	2.937783722%
Regions Bank	$11,438,526.22	2.329520130%
Citizens Bank of Pennsylvania	$11,082,660.96	2.257046171%
Comerica Bank	$9,913,389.39	2.018917446%
Capital Bank-First Tennessee Bank a division of First Horizon National Corporation	$8,896,631.51	1.811848991%
City National Bank of Florida	$7,117,305.20	1.449479191%
Florida Community Bank, N.A.	$6,354,736.79	1.294177850%
Israel Discount Bank of New York	$6,354,736.79	1.294177850%
Raymond James Bank, N.A.	$6,354,736.79	1.294177850%
IBERIABANK	$6,176,415.09	1.257861634%
Synovus Bank	$5,083,789.43	1.035342280%
Standard Chartered Bank	$4,323,490.57	.880503145%
Stifel Bank & Trust	$3,812,842.08	.776506711%
Total	$491,025,000.00	100.000000000%

97592046_9

Lender	Singapore Term Loan Commitment	Pro Rata Term Share of Singapore Term Loan
Bank of America, N.A., Singapore Branch	$11,193,750.00	25.000000000%
Hong Kong & Shanghai Banking Corporation Limited, Singapore	$11,193,750.00	25.000000000%
Citibank, N.A., Singapore Branch	$11,193,750.00	25.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Singapore Branch	$11,193,750.00	25%
Total	$44,775,000.00	100.000000000%

97592046_9

Annex II

Form of Compliance Certificate

[See attached.]

97592046_9